SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 25, 1997
                Date of Report (Date of earliest event reported)


                          DISCOVERY LABORATORIES, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                     000-26422                94-3171943
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                     Identification Number)



                         509 Madison Avenue, 14th Floor
                            New York, New York 10022
                    (Address of principal executive offices)



                                 (212) 223-9504
              (Registrant's telephone number, including area code)

                  This Amendment No. 1 to the Current Report of Discovery Laboratories, Inc. (f/k/a Ansan Pharmaceuticals, Inc.) (the "Registrant") on Form 8-K dated November 25, 1997 (the "Current Report") relates to an Agreement and Plan of Merger (the "Merger Agreement") dated as of July 16, 1997, between the Registrant and Discovery Laboratories, Inc., a former Delaware corporation ("Old Discovery"). Pursuant to the Merger Agreement, Old Discovery merged with and into the Registrant (the "Merger"). In connection with the Merger, the Registrant changed its name to Discovery Laboratories, Inc.

                  The purpose of this Amendment is to amend Items 7 (a),(b) and
(c) to provide certain financial statements and pro forma financial information for the period ended September 30, 1997 which was impracticable to provide at the time the Registrant filed the Current Report.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired

                  Attached hereto as Exhibit 99.4 is Old Discovery's unaudited consolidated financial statements at September 30, 1997, for the nine months ended September 30, 1996 and 1997, and for the period from inception to September 30, 1997.

         (b)      Pro Forma Financial Information

                  Attached hereto as Exhibit 99.5 is certain pro forma financial information which gives effect to the Merger as if it occurred on September 30, 1997 and January 31, 1997, respectively.

         (c)      Exhibits:

                  99.4     Financial Statements of Businesses Acquired.

                  99.5     Pro Forma Financial Information.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               DISCOVERY LABORATORIES, INC.

Date: February 6, 1998

                                               By: /s/ James S. Kuo
                                                  ------------------------------
                                                  Name: James S. Kuo, M.D.
                                                  Title: Chief Executive Officer

                                  Exhibit Index


Exhibit Number                                       Description
--------------                                       -----------
    99.4                            Financial Statements of Businesses Acquired.

    99.5                            Pro Forma Financial Information.